Subsequent Events	6 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 8—Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were available to be issued. Based on this evaluation, the Company identified the following subsequent event for disclosure.

The transaction contemplated by the Merger Agreement, dated October 15, 2020, closed on February 5, 2021 (the “Closing Date”) pursuant to the terms of the Merger Agreement. On the day prior to the Closing Date, Old Gemini changed its name to “Gemini Therapeutics Sub, Inc.” Pursuant to the Merger Agreement, on the Closing Date, (i) FSDC changed its name to “Gemini Therapeutics, Inc.” (together with its consolidated subsidiaries, “New Gemini”), and (ii) Old Gemini merged with and into Merger Sub (the “Merger”), with Old Gemini as the surviving company in the Merger and, after giving effect to such Merger, Old Gemini becoming a wholly-owned subsidiary of New Gemini.

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) all shares of Old Gemini’s Series B Preferred Stock (including shares of Series B Preferred Stock issued upon conversion of outstanding convertible promissory notes), Series A Preferred Stock and Common Stock (collectively, “Old Gemini Stock”) issued and outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into the right to receive their pro rata portion of the 17,942,274 shares of FSDC Class A Common Stock (the “Common Stock”) issued as Merger consideration (the “Merger Consideration”), provided that 2,150,000 shares of Common Stock are being held in escrow for a period of 12 months to satisfy any indemnification obligations of Old Gemini under the Merger Agreement; (ii) each option exercisable for Old Gemini Stock that was outstanding immediately prior to the Effective Time was assumed and continues in full force and effect on the same terms and conditions as were previously applicable to such options, subject to adjustments to exercise price and number of shares Common Stock issuable upon exercise based on the final conversion ratio calculated in accordance with the Merger Agreement, and (iii) 4,264,341 shares of Common Stock were reserved for issuance under the newly adopted 2021 Stock Option and Incentive Plan.

On the Closing Date, pursuant to the subscription agreements entered into by the Company and the PIPE Investors (including the Sponsor), the PIPE Investors subscribed for an aggregate of 9,506,000 shares of Common Stock for an aggregate purchase price of $95,060,000.

In connection with the closing of the Business Combination, the Initial Stockholders and certain other stockholders entered into the Registration Rights Agreement with the Company and Old Gemini that replaced the existing registration rights agreement. Pursuant to such agreement, certain stockholders of FSDC and Old Gemini can each demand that the Company register their registrable securities under certain circumstances and will each also have piggyback registration rights for these securities. In addition, following the Closing, the Company is required to file and maintain an effective registration statement under the Securities Act covering such securities and certain other securities of the Company. The registration of these securities will permit the public sale of such securities, subject to certain contractual restrictions imposed by such agreement and the Merger Agreement.

Refer to the Company’s Current Report on Form 8-K, filed with the SEC on February 11, 2021 for additional information.

The value for the warrant liability balance is based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy.